Exhibit 99.2

BANKFINANCIAL CORPORATION
FIRST QUARTER 2016
QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT
FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.
The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2016	2015
	IQ	IVQ	IIIQ	IIQ	IQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.50%	0.58%	0.65%	0.61%	0.55%
Return on equity (ratio of net income to average equity) (1)	3.59	3.96	4.41	4.14	3.64
Net interest rate spread (1)	3.30	3.35	3.33	3.36	3.42
Net interest margin (1)	3.39	3.43	3.40	3.42	3.48
Efficiency ratio	80.98	83.16	77.77	76.04	80.49
Noninterest expense to average total assets (1)	2.89	3.08	2.85	2.77	2.90
Average interest–earning assets to average interest–bearing liabilities	136.26	138.91	134.89	131.42	124.76
Number of full service offices	19	19	19	19	19
Employees (full time equivalents)	255	251	264	264	267

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$10,238	$13,192	$8,809	$10,591	$10,211
Interest-bearing deposits in other financial institutions	55,705	46,185	52,661	66,835	56,043
Securities, at fair value	111,386	114,753	104,242	99,137	114,039
Loans receivable, net	1,232,485	1,232,257	1,162,298	1,156,667	1,153,638
Other real estate owned, net	5,629	7,011	4,809	5,539	6,316
Stock in Federal Home Loan Bank, at cost	6,257	6,257	6,257	6,257	6,257
Premises and equipment, net	32,308	32,726	33,063	33,502	33,943
Intangible assets	1,169	1,305	1,441	1,577	1,713
Bank owned life insurance	22,438	22,387	22,335	22,287	22,242
Deferred taxes	25,641	26,695	27,733	29,145	30,437
Other assets	8,552	9,675	7,775	8,201	8,530
Total assets	$1,511,808	$1,512,443	$1,431,423	$1,439,738	$1,443,369

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,264,689	$1,212,919	$1,181,534	$1,200,226	$1,202,764
Borrowings	17,621	64,318	18,048	3,039	3,217
Other liabilities	20,010	22,842	18,767	24,725	19,842
Total liabilities	1,302,320	1,300,079	1,218,349	1,227,990	1,225,823
Stockholders’ equity	209,488	212,364	213,074	211,748	217,546
Total liabilities and stockholders’ equity	$1,511,808	$1,512,443	$1,431,423	$1,439,738	$1,443,369
(1)Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2016	2015
	IQ	IVQ	IIIQ	IIQ	IQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$12,759	$12,411	$12,147	$12,193	$12,211
Total interest expense	856	738	699	691	686
Net interest income before recovery	11,903	11,673	11,448	11,502	11,525
Recovery of loan losses	(490)	(1,038)	(956)	(488)	(724)
Net interest income	12,393	12,711	12,404	11,990	12,249
Noninterest income	1,594	1,757	1,709	1,689	1,536
Noninterest expense	10,930	11,169	10,232	10,031	10,513
Income before income tax	3,057	3,299	3,881	3,648	3,272
Income tax expense	1,153	1,183	1,532	1,424	1,286
Net income	$1,904	$2,116	$2,349	$2,224	$1,986
Basic earnings per common share	$0.10	$0.11	$0.12	$0.11	$0.10
Diluted earnings per common share	$0.10	$0.11	$0.12	$0.11	$0.10

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$567	$603	$648	$532	$465
Other fee income	495	505	502	601	535
Insurance commissions and annuities income	55	169	68	86	63
Gain on sales of loans, net	18	10	37	28	27
Gain on sale of securities	46	—	—	—	—
Loss on disposition of premises and equipment	—	—	—	(1)	—
Loan servicing fees	73	83	85	96	90
Amortization of servicing assets	(28)	(32)	(35)	(35)	(35)
Recovery (impairment) of servicing assets	(3)	(1)	(15)	3	10
Earnings on bank owned life insurance	51	52	48	45	49
Trust income	160	183	172	183	174
Other	160	185	199	151	158
Total noninterest income	$1,594	$1,757	$1,709	$1,689	$1,536

Noninterest Expense
Compensation and benefits	$5,993	$6,034	$5,329	$5,278	$5,581
Office occupancy and equipment	1,647	1,620	1,537	1,670	1,695
Advertising and public relations	222	208	212	227	344
Information technology	724	687	686	657	639
Supplies, telephone, and postage	376	397	393	385	411
Amortization of intangibles	136	136	136	136	142
Nonperforming asset management	84	239	244	108	90
Loss (gain) on sales of other real estate owned	38	33	(11)	(22)	(58)
Valuation adjustments of other real estate owned	119	81	231	23	213
Operations of other real estate owned	219	169	114	91	199
FDIC insurance premiums	217	205	202	262	235
Other	1,155	1,360	1,159	1,216	1,022
Total noninterest expense	$10,930	$11,169	$10,232	$10,031	$10,513

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2016	2015
	IQ	IVQ	IIIQ	IIQ	IQ
LOANS
One–to–four family residential real estate loans	$154,588	$159,501	$164,124	$170,146	$176,910
Multi–family mortgage loans	513,450	506,026	478,057	480,585	472,432
Nonresidential real estate loans	219,339	226,735	223,528	224,995	226,461
Construction and land loans	1,799	1,313	1,322	1,442	1,404
Commercial loans	76,325	79,516	80,216	61,344	64,953
Commercial leases	272,849	265,405	221,622	225,676	219,988
Consumer loans	1,890	1,831	1,927	1,768	1,747
	1,240,240	1,240,327	1,170,796	1,165,956	1,163,895
Net deferred loan origination costs	1,661	1,621	1,583	1,521	1,319
Allowance for loan losses	(9,416)	(9,691)	(10,081)	(10,810)	(11,576)
Loans, net	$1,232,485	$1,232,257	$1,162,298	$1,156,667	$1,153,638

LOAN ORIGINATIONS (1)
One–to–four family residential real estate loans	$1,637	$2,657	$3,267	$3,350	$2,388
Multi–family mortgage loans	24,599	43,110	16,302	27,822	13,417
Nonresidential real estate loans	4,788	20,408	4,025	5,564	4,045
Construction and land loans	198	—	—	—	—
Commercial loans	35,771	44,293	56,950	46,683	45,051
Commercial leases	39,303	71,201	26,866	39,645	28,920
Consumer loans	588	725	711	838	780
	$106,884	$182,394	$108,121	$123,902	$94,601

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate loans	$6,383	$7,471	$9,963	$9,057	$6,007
Multi–family mortgage loans	17,082	13,559	18,939	19,880	18,303
Nonresidential real estate loans	11,878	12,748	5,523	6,702	10,593
Construction and land loans	57	41	232	50	551
Commercial loans	39,030	45,460	38,079	50,298	46,822
Commercial leases	31,552	26,353	28,104	33,757	28,052
Consumer loans	664	701	738	749	830
	$106,646	$106,333	$101,578	$120,493	$111,158

LOAN PAYMENTS and PAYOFFS (Loans rated 5 or higher) (2)
One–to–four family residential real estate loans	$441	$363	$1,424	$571	$1,502
Multi–family mortgage loans	5,142	2,199	7,666	3,226	4,566
Nonresidential real estate loans	409	784	335	2,896	2,823
Construction and land loans	24	8	24	16	510
Commercial loans	7,861	4,873	4,120	5,268	4,772
Commercial leases	45	—	—	—	—
	$13,922	$8,227	$13,569	$11,977	$14,173

(1) Loan originations include draws on revolving lines of credit and exclude loan renewals.
(2) Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2016	2015
	IQ	IVQ	IIIQ	IIQ	IQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans (1):
One–to–four family residential real estate loans	$3,370	$2,455	$2,952	$3,468	$3,816
Multi–family mortgage loans	953	821	1,399	2,382	3,441
Nonresidential real estate loans	295	296	2,263	2,732	5,931
Construction and land loans	803	—	—	—	—
Commercial loans	—	—	75	75	183
Consumer loans	—	—	—	1	—
Nonaccrual loans	5,421	3,572	6,689	8,658	13,371

Loans past due over 90 days, still accruing	—	—	—	—	—

Other real estate owned (2):
One–to–four family residential real estate loans	2,619	2,621	325	471	1,002
Multi–family real estate	737	951	1,474	2,018	2,242
Nonresidential real estate	1,135	1,747	1,289	1,240	1,169
Land (3)	1,138	1,692	1,721	1,810	1,903
Other real estate owned	5,629	7,011	4,809	5,539	6,316

Nonperforming assets	$11,050	$10,583	$11,498	$14,197	$19,687

Asset Quality Ratios
Nonperforming assets to total assets	0.73%	0.70%	0.80%	0.99%	1.36%
Nonaccrual loans to total loans	0.44	0.29	0.57	0.74	1.15
Allowance for loan losses to nonperforming loans	173.69	271.30	150.71	124.86	86.58

(1)	Purchased impaired loans are combined with nonaccrual loans in the above table.

(2)	Other real estate owned acquired from the Downers Grove National Bank merger are included in the above table.

(3)
Other real estate owned (land) acquired from the Downers Grove National Bank merger totaled $1.1 million at March 31, 2016, $1.7 million at December 31, 2015 and September 30, 2015, and $1.8 million at June 30, 2015 and March 31, 2015.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2016	2015
	IQ	IVQ	IIIQ	IIQ	IQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate loans	$440	$847	$429	$1,056	$878
Multi–family mortgage loans	3,347	5,167	6,254	4,849	5,897
Nonresidential real estate loans	4,981	4,981	5,259	4,506	4,973
Construction and land loans	—	842	819	730	658
Commercial loans	137	614	703	571	516
	$8,905	$12,451	$13,464	$11,712	$12,922

PERFORMING LOANS GREATER THAN 30 DAYS PAST DUE
30 – 59 days past due	$3,012	$2,036	$63	$138	$7,874
60 – 89 days past due	30	926	816	648	255
Matured Loans	1,387	1,467	224	38	491
	$4,429	$4,429	$1,103	$824	$8,620

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$9,691	$10,081	$10,810	$11,576	$11,990
Charge offs:
One–to–four family residential real estate loans	(52)	(59)	(125)	(99)	(103)
Multi–family mortgage loans	(45)	(9)	(9)	(161)	(19)
Nonresidential real estate loans	(3)	(102)	(26)	(252)	(11)
Commercial loans	—	(54)	—	—	(98)
Consumer loans	(16)	(5)	(3)	(4)	(4)
	(116)	(229)	(163)	(516)	(235)
Recoveries:
One–to–four family residential real estate loans	81	407	16	219	60
Multi–family mortgage loans	137	5	169	4	4
Nonresidential real estate loans	—	460	24	9	16
Construction and land loans	35	—	38	—	6
Commercial loans	77	5	143	6	457
Commercial leases	—	—	—	—	1
Consumer loans	1	—	—	—	1
	331	877	390	238	545
Net (charge–offs) recoveries	215	648	227	(278)	310
Recovery of loan losses	(490)	(1,038)	(956)	(488)	(724)
Ending balance	$9,416	$9,691	$10,081	$10,810	$11,576

Allowance for loan losses to total loans	0.76%	0.78%	0.86%	0.93%	0.99%
Net charge–off (recovery) ratio (1)	(0.07)	(0.22)	(0.08)	0.10	(0.11)

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2016	2015
	IQ	IVQ	IIIQ	IIQ	IQ
DEPOSITS
Noninterest–bearing demand	$238,848	$254,830	$233,192	$190,411	$131,072
Savings deposits	161,554	156,752	152,585	156,436	157,892
Money market accounts	323,197	329,654	327,080	334,898	339,329
Interest–bearing NOW accounts	247,434	248,982	245,780	290,670	343,949
Certificates of deposits - retail	221,101	211,010	210,588	215,094	219,017
Certificates of deposits - wholesale	72,555	11,691	12,309	12,717	11,505
	$1,264,689	$1,212,919	$1,181,534	$1,200,226	$1,202,764

SELECTED AVERAGE BALANCES
Total average assets	$1,513,683	$1,448,857	$1,434,749	$1,449,740	$1,448,335
Total average interest–earning assets	1,414,008	1,348,782	1,336,412	1,347,810	1,344,592
Average loans	1,238,270	1,175,723	1,164,251	1,150,417	1,164,107
Average securities	118,557	107,344	102,578	107,697	121,958
Average stock in FHLB	6,257	6,257	6,257	6,257	6,257
Average other interest–earning assets	50,924	59,458	63,326	83,439	52,270
Total average interest–bearing liabilities	1,037,730	971,000	990,733	1,025,544	1,077,712
Average interest–bearing deposits	962,823	951,631	981,633	1,022,661	1,074,552
Average borrowings	74,907	19,369	9,100	2,883	3,160
Average stockholders’ equity	212,322	213,858	213,061	215,113	218,459

SELECTED YIELDS AND COST OF FUNDS (1):
Total average interest–earning assets	3.63%	3.65%	3.61%	3.63%	3.68%
Average loans	4.01	4.06	4.02	4.13	4.12
Average securities	1.07	1.07	1.03	0.96	1.09
Average other interest–earning assets	0.69	0.51	0.50	0.45	0.42
Total average interest–bearing liabilities	0.33	0.30	0.28	0.27	0.26
Average interest–bearing deposits	0.33	0.30	0.28	0.27	0.26
Average borrowings	0.37	0.25	0.17	0.28	0.26
Net interest rate spread	3.30	3.35	3.33	3.36	3.42
Net interest margin	3.39	3.43	3.40	3.42	3.48
(1)     Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2016	2015
	IQ	IVQ	IIIQ	IIQ	IQ
CAPITAL RATIOS
BankFinancial Corporation
Equity to total assets (end of period)	13.86%	14.04%	14.89%	14.71%	15.07%
Tangible equity to tangible total assets (end of period)	14.57	14.76	14.80	14.61	14.97
Risk–based total capital ratio	17.80	17.89	19.10	18.40	18.40
Common Tier 1 (CET1)	16.95	17.01	18.14	17.39	17.35
Risk–based tier 1 capital ratio	16.95	17.01	18.14	17.39	17.35
Tier 1 leverage ratio	12.53	13.26	13.41	13.08	13.43
Tier 1 capital	$186,964	$189,044	$189,216	$186,337	$190,970
BankFinancial FSB
Risk–based total capital ratio	15.83%	15.41%	16.22%	15.54%	14.95%
Common Tier 1 (CET1)	14.98	14.54	15.25	14.53	13.89
Risk–based tier 1 capital ratio	14.98	14.54	15.25	14.53	13.89
Tier 1 leverage ratio	11.08	11.33	11.27	10.92	10.74
Tier 1 capital	$165,183	$161,545	$159,118	$155,586	$152,777

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$11.82	$12.63	$12.43	$11.78	$13.14
High	13.29	13.22	12.48	13.62	13.16
Low	11.42	12.10	11.57	11.47	11.07
Common shares outstanding	19,939,500	20,297,317	20,501,966	20,501,966	21,101,966
Book value per share	$10.51	$10.46	$10.39	$10.33	$10.31
Tangible book value per share	$10.45	$10.40	$10.32	$10.25	$10.23
Cash dividends declared on common stock	$0.05	$0.04	$0.08	$0.04	$0.04
Dividend payout ratio	53.50%	38.59%	69.82%	37.95%	42.50%
Stock repurchases	$4,393	$2,582	$—	$7,388	$—
Stock repurchases – shares	357,817	204,649	—	600,000	—

EARNINGS PER SHARE COMPUTATIONS
Net income	$1,904	$2,116	$2,349	$2,224	$1,986
Average common shares outstanding	20,155,541	20,428,979	20,501,966	20,811,856	21,101,966
Less: Unearned ESOP shares	(719,109)	(743,659)	(768,327)	(792,816)	(825,348)
Unvested restricted stock shares	(7,881)	(7,932)	(7,932)	(9,682)	(16,822)
Weighted average common shares outstanding	19,428,551	19,677,388	19,725,707	20,009,358	20,259,796
Plus: Dilutive common shares equivalents	2,939	25,141	5,595	4,215	5,888
Weighted average dilutive common shares outstanding	19,431,490	19,702,529	19,731,302	20,013,573	20,265,684
Number of anti–dilutive stock options excluded from the diluted earnings per share calculation	1,752,156	536,459	—	—	—
Weighted average exercise price of anti–dilutive options	$12.30	$12.99	$—	$—	$—
Basic earnings per common share	$0.10	$0.11	$0.12	$0.11	$0.10
Diluted earnings per common share	$0.10	$0.11	$0.12	$0.11	$0.10

BANKFINANCIAL CORPORATION
NON–GAAP FINANCIAL MEASURES
BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non–GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non–GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. The Company believes that the use of the non–GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non–GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non–GAAP financial measures may differ from similar non–GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.
These measures include pre–tax pre–provision earnings from core operations and pre–tax pre–provision earnings from core operations to average total assets. Management believes that by excluding equity-based compensation expense, other real estate owned related income and expense items and nonperforming asset management expenses from noninterest expense, these measures better reflect our core operating performance.

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

FOR THE LATEST FIVE QUARTERS

	2016	2015
	IQ	IVQ	IIIQ	IIQ	IQ
Pre–tax pre–provision earnings from core operations
Income before income taxes	$3,057	$3,299	$3,881	$3,648	$3,272
Recovery of loan losses	(490)	(1,038)	(956)	(488)	(724)
	2,567	2,261	2,925	3,160	2,548
Adjustments:
Equity-based compensation	377	306	297	17	17
Nonperforming asset management	84	239	244	108	91
Loss (gain) on sale of other real estate owned	38	33	(11)	(22)	(58)
Valuation adjustments of other real estate owned	119	81	231	23	213
Operations of other real estate owned	219	169	114	91	199
	837	828	875	217	462
Pre–tax pre–provision earnings from core operations	$3,404	$3,089	$3,800	$3,377	$3,010

Pre–tax pre–provision earnings from core operations to average total assets (1)	0.90%	0.85%	1.06%	0.93%	0.83%

(1)	Annualized